SUPPLEMENT DATED APRIL 5, 2023 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco Global Allocation Fund
(the “Fund”)
This supplement amends the Statement of Additional Information (“SAI”) of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the SAI and retain it for future reference.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
The second row under the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – INVESTMENTS – Invesco Global Allocation Fund” in Appendix H of the SAI is deleted and replaced by the following information:
Jeffrey Bennett began serving on Invesco Global Allocation Fund as a portfolio manager of the Fund effective March 28, 2023. As of December 31, 2022, Mr. Bennett did not beneficially own any securities of the Fund.
The second row under the table under “PORTFOLIO MANAGER(S) – PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS – ASSETS MANAGED – Invesco Global Allocation Fund” in Appendix H of the SAI is deleted and replaced by the following information:
Jeffrey Bennett began serving on Invesco Global Allocation Fund as a portfolio manager of the Fund effective March 28, 2023. As of December 31, 2022, Mr. Bennett managed 24 registered investment companies with a total of approximately $6.5 billion in assets, 1 other pooled investment vehicle with a total of approximately $1.8 million in assets and 11 other accounts with a total of approximately $77.8 million in assets.
AIF-SOAI-1-SUP